                                                                   EXHIBIT 10.11


                                    WARRANT



        --------------------------------------------------------------


                         DIVERSIFIED FOOD GROUP, L.L.C.


                      Ownership Interest Purchase Warrant


                         Dated as of February 26, 1998




        --------------------------------------------------------------

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE REGISTRATION RIGHTS AGREEMENT, DATED THE DATE HEREOF, BY AND BETWEEN DIVERSIFIED FOOD GROUP, L.L.C., AND THE HOLDERS SPECIFIED THEREIN. THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS UPON TRANSFER BY THE HOLDER THEREOF.

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
1. Exercise of Warrant............................................................. 1

   1.1. Manner of Exercise......................................................... 1

   1.2. When Exercise Effective.................................................... 2

   1.3. Exercise or Exchange of Warrants; Issuance of Certificates................. 2

   1.4. Company to Reaffirm Obligations............................................ 3

   1.5. Payment by Application of Notes............................................ 3

   1.6. Payment by Application of Interests Otherwise Issuable..................... 3

   1.7. Tax Basis.................................................................. 3

2. Adjustment of Interests Issuable Upon Exercise.................................. 3

   2.1. General; Interest Quantity................................................. 3

   2.2. Adjustment of Interest Quantity............................................ 4
     2.2.1 Issuance of Additional Interests........................................ 4
     2.2.2 Distributions........................................................... 4
     2.2.3 EBITDA Adjustment....................................................... 5

   2.3. Treatment of Option and Convertible Securities............................. 5
   2.4. Computation of Consideration............................................... 7
   2.5. Adjustments for Combinations, etc.......................................... 8
   2.6 Minimum Adjustment of Warrant Quantity...................................... 8

2.7 Exclusions to Antidilution Rights.............................................. 8

3. Consolidation, Merger, etc...................................................... 9

   3.1. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. 9
   3.2. Assumption of Obligations.................................................. 9

4. Other Dilutive Events...........................................................10

5. No Dilution or Impairment.......................................................10

6. Accountants' Report as to Adjustments...........................................10

7. Financial and Business Information..............................................11

    7.1. Quarterly Information....................................................... 11

    7.2. Annual Information.......................................................... 11

    7.3. Filings..................................................................... 12

7.4 Notices of Corporate Action...................................................... 12

8.  Registration of Interests........................................................ 13

9.  Restrictions on Transfer......................................................... 13

    9.1. Restrictive Legends......................................................... 13

    9.2. Transfers to Comply With the Securities Act................................. 14

    9.4. Termination of Restrictions................................................. 15

10. Reservation of Interests, etc.................................................... 15

11. Registration and Transfer of Warrants, etc....................................... 15

    11.1. Warrant Register; Ownership of Warrants.................................... 15

    11.2. Transfer of Warrants....................................................... 16

    11.3. Replacement of Warrants.................................................... 16

    11.4. Adjustments To Interest Quantity........................................... 16

    11.5. Fractional Interests....................................................... 16

12. Definitions...................................................................... 16

13. Remedies; Specific Performance................................................... 19

14. No Rights or Liabilities as Member............................................... 20

15. Notices.......................................................................... 20

16. Amendments....................................................................... 20

17. Descriptive Headings, Etc........................................................ 20

18. GOVERNING LAW.................................................................... 21

19. Judicial Proceedings; Waiver of Jury............................................. 21

20. Registration Rights Agreement.................................................... 21

                        DIVERSIFIED FOOD GROUP, L.L.C.

                      Ownership Interest Purchase Warrant


                          Void After October 23, 2004


No. W-3                                                       New York, New York
                                                              February 26, 1998


          DIVERSIFIED FOOD GROUP, L.L.C. (the "Company"), a Delaware limited liability company, for value received, hereby certifies that MADELEINE LLC, a New York limited liability company, or registered assigns (the "Holder"), is
entitled to purchase from the Company up to         (subject to adjustment) (the
"Interest Quantity") ownership interests of the Company (the "Interests") at an initial exercise price (subject to adjustment) of $7,040.00 per Interest, at any time or from time to time from February __, 1998 prior to 5:30 PM, New York City time, on the earlier of (i) the date that is three months after the date on which the Company consummates an initial public offering of its debt or equity securities and (ii) October 23, 2004 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

          This Warrant is the Ownership Interest Purchase Warrant (the "Warrant", such term to include any such warrants issued in substitution therefor) originally issued in connection with Amendment No. 1 to Term Loan Agreement, dated as of the date hereof, by and among the Company, Classic Confectionery, L.L.C., a Delaware limited liability company, Restauranic, Inc., an Illinois corporation, Great American Ice Cream Co., LLC, a Delaware limited liability company, Cohen's Kosher Food, L.L.C., a Delaware limited liability company and the Holder (the "Amendment"), and the Term Loan Agreement, dated as of October 23, 1997, by and among the Company, Classic Confectionery, L.L.C., a Delaware limited liability company, Restauranic, Inc., an Illinois corporation, Great American Ice Cream Co., LLC, a Delaware limited liability company, Cohen's Kosher Food, L.L.C., a Delaware limited liability company and the Holder, as amended by the Amendment (as further amended or otherwise modified from time to time, the "Term Loan Agreement"). The Warrant originally so issued evidences the right to purchase a number of Interests equal to the Interest Quantity, subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in Section 12; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

          1.   Exercise of Warrant.

          1.1. Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by the Form of Subscription in substantially the form attached as Exhibit A to this Warrant (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or in the manner provided in Section 1.5 or Section
1.6 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of Interests designated in such Form of Subscription by (b) the Warrant Price and such Holder shall thereupon be entitled to receive such number of duly authorized, validly issued Interests.

          1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time the Person or Persons in whose name or names any interests shall be issuable upon such exercise, as provided in Section 1.3, shall be deemed to have become the Holder or holders of record thereof.

          1.3. Exercise or Exchange of Warrants; Issuance of Certificates. (a) The Warrants initially are exercisable at a price of $7,040.00 per Interest, payable in cash or by check to the order of the Company, or any combination of cash or check. The Warrants are exchangeable for their value in Interests based upon the current market price per Interest. The value of each of the Warrants shall equal the current market price per Interest minus the Exercise Price per Warrant. Upon surrender of a Warrant Certificate duly executed, and in the case of an exercise of the Warrants, together with payment of the Exercise Price for the Interests purchased, at the Company's principal offices located at 6901 North Hamlin Avenue, Lincolnwood, Illinois 60645, and an executed counterpart of the Operating Agreement of the Company (or, if the Company is converted into another non-corporate entity, the equivalent agreement) the registered holder of the Warrant Certificate shall be registered on the books and records of the Company as the owner of the Interests so exchanged or purchased and, if such Interests are evidenced by certificates, shall be entitled to receive a certificate or certificates for the Interests so exchanged or purchased. The purchase and exchange rights represented by each Warrant are exercisable at the option of the holder thereof, in whole or in part. In the case of the purchase or exchange of less than all the Interests purchasable under any Warrant, the Company shall cancel said Warrant upon the surrender thereof and shall execute and deliver a new Warrant of like tenor for the balance of the Interests purchasable or exchangeable thereunder.

          (b) Upon the exercise or exchange of the Warrants, the registration of the holder thereof as the owner of the Interests on the books and records of the Company and, if applicable, the issuance of certificates for the Interests, shall be made forthwith (and in any event within two business days thereafter) without charge to the holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the restrictions of Section 9) be issued in the name of, or in such names as may be directed by, the holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in such registration and the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant and the certificates representing the Interests shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Managing Members or President or Vice President of the Company, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. The Warrant shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

          1.4. Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder all rights (including, without limitation, any rights to registration of the Interests issued upon such exercise) to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

          1.5. Payment by Application of Notes. Upon any exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by Section 1.1 all or any part of the unpaid principal amount of any one or more Notes at the time held by such Holder, in which case the Company will accept the principal amount specified in such notice in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the required prepayments of principal then remaining unpaid on such Note in the inverse order of their maturity dates.

          1.6. Payment by Application of Interests Otherwise Issuable. Upon any exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by Section 1.1 such number of Interests otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of Interests on the date of exercise over the portion of the payment required by Section 1.1 attributable to such Interests shall be deemed to have been paid to the Company and the number of Interests issuable upon such exercise shall be reduced by such specified number.

          1.7. Tax Basis. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the treatment of this Warrant under the Code by each of the Company and the Holder shall be consistent with such agreement.

          2.   Adjustment of Interests Issuable Upon Exercise.

          2.1. General; Interest Quantity. This Warrant initially evidences the right to purchase a number of Interests equal to the Interest Quantity, subject to adjustment as provided in this Section 2. The "Warrant Price" shall be fixed at $7,040.00 per Interest received upon exercise of this Warrant.

          2.2. Adjustment of Interest Quantity.

          2.2.1 Issuance of Additional Interests. In case the Company at any time or from time to time after the date hereof shall issue or sell any Additional Interests (including Additional

Interests deemed to be issued pursuant to Section 2.3 or 2.4) without consideration or for a consideration per unit less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 2.6, the Interest Quantity shall be increased, concurrently with such issue or sale, to an amount determined by multiplying the Interest Quantity by a fraction

          (a) the numerator of which shall be the number of Interests outstanding immediately after such issue or sale, provided that, for the purposes of this Section 2.2.1, immediately after any Additional Interests are deemed to have been issued pursuant to Section 2.3 or 2.4, such Additional Interests shall be deemed to be outstanding, and

          (b) the denominator of which shall be (i) the number of Interests outstanding immediately prior to such issue or sale plus (ii) the number of Interests which the aggregate consideration received by the Company for the total number of such Additional Interests so issued or sold would purchase at such Current Market Price.

          2.2.2 Distributions. In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a distribution (including, without limitation, any distribution of other securities or property) on the Interests other than (a) a dividend payable in Additional Interests, (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles, or (c) a payment of amounts set forth in Section 4.4 of the Operating Agreement (as defined in the Term Loan Agreement), to the extent permitted pursuant to the terms of the Term Loan Agreement, then, in each such case, subject to Section 2.6, at the Company's option, either (1) the Interest Quantity in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be increased, effective as of the close of business on such record date, to an amount determined by multiplying such Interest Quantity by a fraction

          (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Interests trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, and

          (y) the denominator of which shall be such Current Market Price, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one Interest, provided that, in the event that the amount of such dividend as so determined is equal to or greater than 10% of such Current Market Price or in the event that such fraction is greater than 10/9, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder of this Warrant shall receive a pro rata share of such dividend based upon the maximum number of Interests at the time issuable to such Holder; or (2) adequate provision shall be made so that the Holder of this Warrant shall receive a pro rata share of such dividend based upon the maximum number of Interests at the time issuable to such Holder.

          2.2.3 EBITDA Adjustment. (a) If the Consolidated EBITDA of the Borrower for its fiscal year ending on December 31, 1998 is less than $9,000,000, then, in such instance, the Interest Quantity shall, be recomputed as if the Interest Quantity on the date of the issuance of this Warrant was _____.

          (b) If the Consolidated EBITDA of the Borrower for its fiscal year ending on December 31, 1998 is greater than $11,000,000, then, in such instance, the Interest Quantity shall, be recomputed as if the interest Quantity on the date of the issuance of this Warrant was _____. If the Holder has exercised this Warrant, in whole or in part, such that the holder has purchased a number of Interests that exceeds the Interests that the Holder would have been entitled to purchase through the exercise of this Warrant in whole after giving effect to the reduction in Interest Quantity set forth in this Section 2.2.3(b), then, in such instance, a number of Interests owned by the Holder equal to (i) the number of Interests that the Holder has purchased through the exercise of this Warrant less (ii) the number of Interests that the Holder would have been entitled to purchase through the exercise of this Warrant in whole after giving effect to the reduction in Interest Quantity set forth in this Section 2.2.3(b) shall be automatically canceled. The books and records of the Company will be adjusted to reflect the canceled Interests, and the Company will issue to the Holder a replacement certificate representing the reduced number of Interests in exchange for the surrender by the Holder of the certificate(s) previously received by the Holder pursuant to its exercise of this Warrant.

          2.3. Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities (other than those referenced in Section 2.7 hereof), then, and in each such case, the maximum number of Additional Interests (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Interests issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Interests trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Interests shall not be deemed to have been issued unless the consideration per Interest (determined pursuant to Section 2.5) of such Interests would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Interests trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional Interests are deemed to be issued

          (a) whether or not the Additional Interests underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Interest Quantity shall be made upon the subsequent issue or sale of Convertible Securities or Units upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Interests issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the Interests or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Interests, Options or Convertible Securities, as the case may be;

     (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Interests issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Interest Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

     (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Interest Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

          (i) in the case of Options for Interests or Convertible Securities, the only Additional Interests issued or sold were the Additional Interests, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

          (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Interests deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 2.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of decreasing the Interest Quantity by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Interest Quantity shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          2.4. Computation of Consideration. For the purposes of this Section 2,

          (a) the consideration for the issue or sale of any Additional Interests shall, irrespective of the accounting treatment of such consideration,

               (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company (such term to include any similar body, such as managing members, in the event the Company is not a corporation), and

               (iii) in case Additional Interests are issued or sold together with other units or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Interests, all as determined in good faith by the Board of Directors of the Company; and

          (b)  Additional Interests deemed to have been issued pursuant to
     Section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per Interest determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

          (ii) the maximum number of Interests (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          2.5. Adjustments for Combinations. etc. In case the outstanding number of Interests shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Interests, the Interest Quantity in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

          2.6 Minimum Adjustment of Interest Quantity. If the amount of any adjustment of the Interest Quantity required pursuant to this Section 2 would be less than one tenth (1/10) of one percent (1%) of the Interest Quantity in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Interest Quantity. All calculations under this Warrant shall be made to the nearest one-hundredth of an Interest.

          2.7 Exclusions to Antidilution Rights. Notwithstanding anything to the contrary contained herein, any issuances of the following Interests by the Company (and the existence of options or rights as referenced below) shall not be subject to Holder's antidilution rights set forth in sections 2.2 or 2.3 of this Agreement and Holder shall be entitled to no increase in the Interest of Quantity with respect to the following:

          (a) Issuances of up to 157.82 Interests (as may be adjusted from time to time in a manner consistent with the adjustments set forth in Sections 3 and 4 hereof) to employees and advisers of the Company other than Andrew Zahn or Lawrence Gould pursuant to option plans of the Company; and

          (b) Issuances of Interests pursuant to options to purchase Interests issued to Sidney, Edward or Neil Cohen in connection with the Company's Asset Purchase Agreement with Cohen's Frozen Foods, Inc., Sidney Cohen and Edward Cohen.

          3.   Consolidation, Merger, etc.

          3.1. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof (a) shall consolidate with or merge into any other

Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Interests shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Interests (other than a capital reorganization or reclassification resulting in the issue of Additional Interests for which adjustment in the Interest Quantity is provided in Section 2.2.1 or 2.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Interests issuable upon such exercise immediately prior to such consummation), in lieu of the Interests issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 2 through 4, provided that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding Interests, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Sections 2 through 4.

          3.2. Assumption of Obligations. Notwithstanding anything contained in the Warrant or in the Term Loan Agreement to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of Section
3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), and (b) the obligation to deliver to such Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such Holder may be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this Section 3 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Term Loan Agreement.

          4. Other Dilutive Events. In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

          5. No Dilution or Impairment. The Company will not, by amendment of its Operating Agreement or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue Interests on the exercise of the Warrants from time to time outstanding, and (b) will not take any action which results in any adjustment of the Interest Quantity if the total number of Interests issuable after the action upon the exercise of all of the Warrants would exceed the total number of Interests then authorized by the Company's Operating Agreement and available for the purpose of issue upon such exercise.

          6. Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the Interests issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or to be received by the Company for any Additional Interests issued or sold or deemed to have been issued, (b) the number of Interests outstanding or deemed to be outstanding, and (c) the Interest Quantity in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2) on account thereof. The Company will forthwith mail a copy of each such report to each Holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a like report setting forth the Interest Quantity at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.

7.    Financial and Business Information.

          7.1. Quarterly Information. Except during any period when the Company either (i) is subject to the reporting requirements of Section 15(d) of the Exchange Act or (ii) has securities registered under Section 12(b) or 12(g) of the Exchange Act (such status being referred to as being a "Public Company"), the Company will deliver to the Holder, as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company, and in any event within 60 days thereafter, a copy of the unaudited consolidated balance sheet as at the close of such quarter, and the related unaudited consolidated statements of income, shareholders' equity and cash flow of the Company and its subsidiaries for that portion of the fiscal year ending as of the close of such quarter. Such financial statements shall be prepared by the Company in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP") (subject to normal year end adjustments and the inclusion of footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that, to the best of his knowledge, such financial statements are complete and correct in all material respects and fairly present in accordance with GAAP (subject to normal year end adjustments and the inclusions of footnotes) the consolidated financial position, the consolidated statements of income, shareholder equity and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

          7.2. Annual Information. Except during any period when the Company is a Public Company, the Company will deliver to the Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, one copy of:

          (i) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

          (ii) audited consolidated statements of income, shareholders' equity and cash flow of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) a certification of the chief executive officer or chief financial officer of the Company that, to the best of his knowledge, all such financial statements are complete and correct in all material respects and present fairly in accordance with GAAP the consolidated financial position of the Company and its subsidiaries as at the end of such fiscal year and for the period then ended, (ii) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company, and (iii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 2 during such year.

          7.3. Filings. During any period when the Company is a Public Company, the Company will file on or before the required date all required regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to the Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its members generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters)

(pursuant to the Securities Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which the Interests are listed.

          7.4. Notices of Corporate Action. In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution (other than a regular periodic distribution payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash distribution for such period), or any right to subscribe for, purchase or otherwise acquire any Interests of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Interests shall be entitled to exchange their Interests for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

          8. Registration of Interests. If any Interests required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such Interests may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such Interests to be duly registered or approved, as the case may be. At any such time as Interests are listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the Interests issuable upon exercise of the then outstanding Warrants and maintain the listing of such units after their issuance.

          9.   Restrictions on Transfer.

          9.1. Restrictive Legends. Except as otherwise permitted by this
Section 9, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE REGISTRATION RIGHTS AGREEMENT, DATED THE DATE HEREOF, BY AND BETWEEN DIVERSIFIED FOOD GROUP, L.L.C., AND THE HOLDERS SPECIFIED THEREIN. THIS WARRANT IS POTENTIALLY SUBJECT TO AUTOMATIC REDUCTION AND ALSO CONTAINS CERTAIN RESTRICTIONS UPON TRANSFER BY THE HOLDER THEREOF."

Except as otherwise permitted by this Section 9, each certificate for Interests issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Interests, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN CERTAIN OWNERSHIP INTEREST PURCHASE WARRANTS ISSUED BY DIVERSIFIED FOOD GROUP, L.L.C., PURSUANT TO THE OWNERSHIP INTEREST PURCHASE WARRANT, DATED FEBRUARY 26, 1998 (THE "WARRANT"), AND PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 23, 1997, BY AND BETWEEN DIVERSIFIED FOOD GROUP, L.L.C. AND THE HOLDERS SPECIFIED THEREIN. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH WARRANT AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF DIVERSIFIED FOOD GROUP, L.L.C., OR AT THE OFFICE OR AGENCY MAINTAINED BY DIVERSIFIED FOOD GROUP, L.L.C., AS PROVIDED IN SUCH WARRANTS AND SUCH REGISTRATION RIGHTS AGREEMENT AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON

     WRITTEN REQUEST AND WITHOUT CHARGE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE POTENTIALLY SUBJECT TO AUTOMATIC CANCELLATION IN PART PURSUANT TO THE TERMS OF THE WARRANT."

After the adjustment, if any, to the Interest Quantity has been made pursuant to
Section 2.2.3, any certificate for Interests issued upon the exercise of this Warrant shall not bear the final sentence of such legend, and the Holder may have the final sentence from each such legend deleted by tendering the Warrant or any previously issued certificate to the Company in exchange for a new Warrant or certificate with a new legend reflecting such deletion.

          9.2. Transfers to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

          9.4. Termination of Restrictions. The restrictions imposed by this
Section 9 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 9.1.

          10. Reservation of Interests, etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrant, the number of Interests from time to time issuable upon exercise of all Warrants at the time outstanding. All Interests issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Interests, which may be the Company ("Transfer Agent"), and every subsequent Transfer Agent for any of the Company's Interests issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued Interests as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Interests and with every subsequent Transfer Agent for any of the Company's Interests issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed certificates of Interests for such purpose. All Warrant certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of Interest which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no Interests need be reserved in respect of any unexercised Warrant.

          11.    Registration and Transfer of Warrants, etc.

          11.1. Warrant Register, Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by the Transfer Agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          11.2. Transfer of Warrants. Subject to compliance with Section 9, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Interests with respect to which rights under this Warrant were not so transferred. Notwithstanding the foregoing, until such time as it has been determined whether an adjustment in the Interest Quantity pursuant to Section 2.2.3 shall be required, the Holder may not transfer this Warrant except to the extent that the transferee executes an acknowledgment, in form and substance reasonably satisfactory to the Company, of the effect of Section 2.2.3(b) on Interests that such transferee may purchase through the exercise of this Warrant.

          11.3. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

          11.4. Adjustments To Interest Quantity. Notwithstanding any adjustment in the Interest Quantity or in the number or kind of Interests purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of Interests as are stated in this Warrant, as initially issued.

          11.5. Fractional Interests. Notwithstanding any adjustment pursuant to Section 2 in the number of Interests covered by this Warrant or any other provision of this Warrant, the Company may, but shall not be required to, issue fractions of Interests upon exercise of this Warrant or to distribute certificates which evidence fractional Interests. In lieu of fractional Interests, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of an Interest on the date of Warrant exercise.

          12. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          Additional Interests: All interests issued or sold (or, pursuant to Section 2.3 or 2.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

          (a)  Interests issued upon the exercise of the Warrant,

          (b) such additional number of Interests as may become issuable upon the exercise of the Warrant by reason of adjustments required pursuant to anti-dilution provisions applicable to the Warrant as in effect on the date hereof,

          (c) Interests, warrants, options and other securities issued at any time to the Holder or any Affiliate thereof, and

          (d)  Interests referred to in Section 2.7 hereof.

          Affiliate: Any person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the applicable person. For purposes of this definition "control" has the meaning specified in Rule 12b-2 under the Exchange Act.

          Appraised Value: With respect to any Interest on any date herein specified, the fair market value of such Interest (determined without giving effect to the discount for (a) a minority interest, or (b) any lack of liquidity of such Interest or the fact that the Company may have no class of securities registered under the Exchange Act) as of the last day of the most recent fiscal month to end 60 days prior to such date, as determined by a nationally recognized investment banking firm acceptable to the Company and the Holder, it being understood that for purposes of determining such Appraised Value per Interest, outstanding at such date shall include such Interests issuable in respect of such Warrants, other options or warrants to purchase, or securities convertible into, such Interests.

          Book Value: With respect to any Interest on any date herein specified, the consolidated Members' equity (as reflected on the consolidated balance sheet of the Company and its Subsidiaries and determined in accordance with GAAP) of the Company and its consolidated Subsidiaries as of the last day of the month immediately preceding such date, divided by all such Interests outstanding at such date and all such Interests issuable in respect of the Warrants exercisable for such Interests, other options or warrants to purchase, or securities convertible into, such Interests.

          Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          Code: As defined in Section 1.7.

          Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          Company: As defined in the introduction to this Warrant, such term to include any company which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

          Consolidated EBITDA: Consolidated EBITDA as defined in the Term Loan Agreement.

          Convertible Securities: Any evidences of indebtedness, shares of stock or other securities (other than Interests) directly or indirectly convertible into or exchangeable for Additional Interests.

          Current Market Price: On any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Interests are then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

          Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Exercise Price: The initial exercise price or the adjusted exercise price, depending upon the context.

          Expiration Date:  As defined in the introduction to this Warrant.

          Holder:  As defined in the introduction to this Warrant.

          Interest: As defined in the introduction to this Warrant, such term to include any security into which such Interest shall have been changed or any security resulting from any reclassification of such Interest, and all other securities of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any Interests entitled to preference.

          Interest Quantity:  As defined in the introduction to this Warrant.

          Loan: The Loan as defined in the Term Loan Agreement.

          Market Price: On any date specified herein, the amount per unit of Interest, equal to (a) the last reported sale price of such Interest, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Interests are then listed or admitted for trading, or (b) if such Interests are not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Interests on such date, or (c) if there shall have been no trading on such date or if the Interests are not so designated, the average of the closing bid and asked prices of the Interests on such date as shown by the NASD automated quotation system, or (d) if such Interests are not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the Book Value thereof and (y) the Appraised Value thereof.

          NASD: The National Association of Securities Dealers, Inc.

          Notes: The Notes (as defined in the Term Loan Agreement), including any such notes issued in substitution for such Notes.

          Obligations: The Obligations as defined in the Term Loan Agreement.

          Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Interests or Convertible Securities.

          Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          Registration Rights Agreement: The Registration Rights Agreement, dated the date hereof, by and between the Company and the holders specified therein.

          Reporting Event: The completion by the Company of an initial public offering of its Interests or any other transaction pursuant to which the Company becomes subject to the reporting requirements of Section 15(d) of the Exchange Act.

          Restricted Securities: (a) any Warrants bearing the applicable legend set forth in Section 9.1, (b) any Interests issued or issuable upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (c) any Interests issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding Interests into a greater number of Interests by reclassification, or otherwise, or in exchange for or in replacement of the Interests issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

          Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

Term Loan Agreement: As defined in the introduction to this Warrant.

          Warrant: As defined in the introduction to this Warrant.

          Warrant Price: As defined in Section 2.1.

          13. Remedies; Specific Performance. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

          14. No Rights or Liabilities as Member. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a member of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          15. Notices. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Company, to the attention of Andrew Zahn at its principal office located at 6901 North Hamlin Avenue, Lincolnwood, Illinois 60645 (with a copy to Shefsky & Froelich Ltd., 444 North Michigan Avenue, Chicago, Illinois 60611, Attention: Howard Davis, Esq.) or such other address as may hereafter be designated in writing by the Company to the Holder in accordance with the provisions of this Section, or (b) if to the Holder, at its address as it appears in the Warrant Register.

          All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

          16. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

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

          17. Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (a) words of any gender shall be deemed to include each other gender;
(b) words using the singular or plural number shall also include the plural or singular number, respectively; (c) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (d) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (e) "or" is not exclusive; and (f) provisions apply to successive events and transactions.

          18. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

          19. Judicial Proceedings; Waiver of Jury. Any legal action, suit or proceeding brought against the Company with respect to this Warrant may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 15 (with copies of such process also being sent to the Company's counsel referred to in such section), such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE HOLDER IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          20. Registration Rights Agreement. This Warrant and the Interests issuable upon exercise of this Warrant (or upon conversion of any units of Interests issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

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